REAL ESTATE

                   ADVANTUS REAL ESTATE SECURITIES FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED JANUARY 31, 2002

                                                             [LOGO] ADVANTUS(TM)
                                                             FAMILY OF FUNDS

EQUITY

[GRAPHIC]




CUT DOWN PAPERWORK, NOT TREES.
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To find out more, call Advantus Shareholder Services at (800) 665-6005.

ADVANTUS Real Estate Securities Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                       2


INVESTMENTS IN
SECURITIES                               7


STATEMENT OF ASSETS
AND LIABILITIES                          9


STATEMENT OF
OPERATIONS                              10


STATEMENTS OF CHANGES
IN NET ASSETS                           11


NOTES TO FINANCIAL
STATEMENTS                              12


DIRECTORS AND
EXECUTIVE OFFICERS                      16


SHAREHOLDER SERVICES                    18

Letter from the President

                                                 [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

The devastating terrorist attacks on America on September 11 and the aftermath will continue to impact global economies and markets for some time. The major long-term effect of the September attacks and the continuing uncertainty of potential future attacks are decisive moves back to more governmental intervention in the economy. The fallout will result in slower economic growth over the next several years as resources are redirected from the private to the public sector. Government spending will increase at the expense of both the consumer and business.

In the fourth quarter 2001, the stock market, although still volatile, made significant gains. Throughout the year, budget-conscious businesses put off spending - especially in technology - to help improve their bottom line. The events on September 11 had a profound short - term impact on the equity markets. The relatively short physical recovery period speaks volumes to the strength and tenacity of the people associated with the various stock exchanges and equity markets.

In the fixed income market, credit spreads (the price of non-government credit risk) gyrated sharply throughout the course of the year as economic variables changed. Despite all the turbulence however, investment grade fixed income turned in a favorable performance and again confirmed the positive attributes of fixed income.

We believe economic recovery is at hand, and the U.S. will lead the global economy out of recession. The economic environment was sluggish before the events of September 11, and the aftermath of the attacks resulted in an even sharper decline in overall activity. We feel that the unprecedented stimulus of both Federal Reserve policy and federal fiscal policy will rekindle growth throughout 2002.

As the economy gathers momentum in the second half of the year we expect upward pressure on interest rates, particularly the short maturities, as the Federal Reserve shifts to a neutral bias and then later towards a more restrictive posture. Inflation is also expected to rise gradually, but we believe it will remain moderate due to the excess of labor and manufacturing capacity available. All in all, we believe that economic recovery is underway.

Long-term investors are rewarded for their discipline and patience. Congratulate yourself for making it through 2001, a year that I feel was one of the most difficult investment environments in my 30 years of investment experience.

Sincerely,


/s/ William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS Real Estate Securities Fund

Performance Overview

For the six months ended January 31, 2002, the Advantus Real Estate Securities Fund returned 3.98 percent* for Class A shares.

For the same period, the Wilshire Associates Real Estate Securities Index (WARESI)** provided a total return of 2.97 percent.

For the two months since inception ending January 31, 2002, the Advantus Real Estate Securities Fund returned 3.73 percent* for Class B shares.

Performance Analysis

The weak economic environment continued to bear down upon stocks during the second half of 2001, only to be compounded by the tragic events of September 11. Corporate America went into a cost control mode, reducing production, inventories and other discretionary spending such as business travel. The consumer was paralyzed at first, then came roaring back. Retail sales rebounded. Interest rates, which found a low point in November, led to increased home sales and auto purchases. However, the strength of the consumer was not enough to provide a turnaround in the economy. Weak corporate outlook and the economic malaise led to weaker fundamentals in the real estate market, as businesses were reluctant to make leasing commitments for new space. As the duration of the anemic economy continued, it became apparent in the earnings of the real estate stocks that they were not immune to the weakness.

Late summer and into the fall, the more defensive groups (grocery anchored retail, self-storage, and manufactured home communities) led performance. After the events of September 11, there was a major correction in hotel, homebuilding, and regional mall companies due to travel related fears, decline in consumer confidence, and a cessation in business travel. The defensive names continued to deliver strong performance until contrarian investors found bargains in cyclical stocks whose valuations discounted any opportunity for future growth. As consumer confidence returned, homebuilder and regional mall stocks did well. Investors realized also that the value of hotel properties did not fall as dramatically as the stock price in September and those buyers returned to the group as they made progress in attracting more hotel visitors.

During the period, the Fund soundly beat its index by 102 basis points (1.02 percent). The Fund's focus on value, dividend yield, and early stage cyclicals set the stage for the strong performance. Best performers were Mills Corporation (+24 percent), Security Capital Group (+23 percent), and Storage USA (+24 percent). The hotel group provided weakest performance, even though recent results have been stellar. Apartment companies saw multiple compression and weakening fundamentals due to their economic sensitivity resulting from their short-term leases.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOSEPH BETLEJ]
JOSEPH BETLEJ, CFA
PORTFOLIO MANAGER

The Advantus Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income. Under normal circumstances, at least 80 percent of the Fund's total assets will be invested in real estate and real estate-related securities. Investment risks associated with investing in the Fund, in addition to other risks, include sector concentration, rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Outlook

We are in a cautious stance due to the continued weakness in the economy. Only after U.S. corporations feel confident about their prospects for profits will they make decisions regarding leasing new space. We, therefore, do not expect that Fundamentals for real estate will improve until late 2002 or into 2003. We feel that most real estate companies, however, will still show earnings growth due to the long-term nature of their leases, typically containing predefined rent increases.

The Advantus Real Estate Securities Fund is currently positioned as a barbell, favoring high-dividend and deep-value stocks at one end and stocks with high growth potential at the other. We aggressively look for opportunities to buy economically sensitive cyclical companies at discounts as they should be terrific performers as investors become more confident in the recovery of the economy. The Fund continues to place focus on geographic regions where job growth exceeds that of the nation and areas where new development has been discouraged.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

   COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
     ADVANTUS REAL ESTATE SECURITIES FUND, WILSHIRE ASSOCIATES REAL ESTATE
                   SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following two charts you can see how the total return for each of the two classes of shares of the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines in the Class A and Class B graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A and Class B shares of the Advantus Real Estate Securities Fund (February 25, 1999 and November 30, 2001, respectively) through January 31, 2002.

                                     CLASS A

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class A:
One year                                       5.29%
Since inception (2/25/99)                      9.08%

                                    WILSHIRE ASSOCIATES
                                        REAL ESTATE
                    CLASS A           SECURITIES INDEX         CPI
2/25/99             $10,000               $10,000           $10,000
7/31/99               9,904                10,574            10,121
7/31/00              11,379                12,524            10,486
7/31/01              12,393                14,032            10,771
1/31/02              12,908                14,449            10,783

                                    CLASS B

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class B:
Since inception (11/30/01)                    -1.28%

                                      WILSHIRE ASSOCIATES
                                          REAL ESTATE
                      CLASS B           SECURITIES INDEX      CPI
11/30/01             $10,000               $10,000           $10,000
12/31/01              10,354                10,290             9,983
 1/31/02              10,372                10,334            10,000

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum 5 percent contingent deferred sales charge for Class B. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                                        MARKET       % OF STOCK
COMPANY                                                  SHARES         VALUE        PORTFOLIO
-------                                                  ------         -----        ---------
Prologis Trust                                           42,500      $  918,425        5.0%
Equity Office Properties Trust                           29,200         840,668        4.6%
Simon Property Group, Inc.                               24,900         754,221        4.1%
Starwood Hotels & Resorts
Worldwide, Inc.                                          20,500         702,125        3.9%
Carramerica Realty Corporation                           23,000         676,660        3.7%
P.S. Business Parks, Inc.                                20,900         641,630        3.5%
Security Capital Industrial Trust                        23,300         592,985        3.3%
Equity Residential Properties Trust                      22,100         591,838        3.2%
Vornado Realty Trust                                     13,400         571,644        3.1%
Arden Realty, Inc.                                       20,100         539,283        3.0%
                                                                     ----------       -----
                                                                     $6,829,479       37.4%
                                                                     ==========       =====

[CHART]

Cash and Other Assets/Liabilities                                           3.2%
Basic Materials                                                              .5%
Consumer Cyclical                                                           3.6%
Real Estate                                                                 7.7%
Real Estate Investment Trust-Apartments                                    11.8%
Real Estate Investment Trust-Diversified                                    8.2%
Real Estate Investment Trust-Hotel                                          8.3%
Real Estate Investment Trust-Office Property                               24.0%
Real Estate Investment Trust-Shopping Centers                              18.5%
Real Estate Investment Trust-Warehouse/Industrial                          14.2%

                                            ADVANTUS Real Estate Securities Fund
                                                       Investments in Securities
                                                                JANUARY 31, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                      MARKET
SHARES                                                VALUE(a)
------                                                --------
COMMON STOCK (96.8%)
    BASIC MATERIALS (.5%)
      Paper and Forest (.5%)
       3,200   Plum Creek Timber
                Company, Inc                      $      96,640
                                                  -------------
    CONSUMER CYCLICAL (3.6%)
      Building Materials (.4%)
       2,800   Masco Corporation                         74,928
                                                  -------------
      Lodging-Hotel (3.2%)
      14,700   Extended Stay
                America, Inc. (b)                       237,405
      24,000   Hilton Hotels                            288,000
       1,800   Marriott International,
                Inc.                                     73,404
                                                  -------------
                                                        598,809
                                                  -------------
    FINANCIAL (92.7%)
      Real Estate (7.7%)
      41,840   Boardwalk Equities,
                Inc. (c)                                306,687
       7,800   Brookfield Properties
                Corporation (c)                         138,060
       5,300   Catellus Development
                Corporation (b)                          98,845
      23,300   Security Capital
                Industrial Trust (b)                    592,985
       4,700   St. Joe Company                          135,595
      10,700   TrizechHahn
                Corporation (c)                         176,443
                                                  -------------
                                                      1,448,615
                                                  -------------
      Real Estate Investment
       Trust-Apartments (11.8%)
      12,220   Apartment
                Investment &
                Management
                Company                                 532,792
      15,500   Archstone
                Communities Trust                       385,640
       5,000   Avalonbay
                Communities, Inc.                       224,750
       4,500   BRE Properties, Inc.                     131,085
      22,100   Equity Residential
                Properties Trust                        591,838
       8,000   Essex Property Trust,
                Inc.                              $     370,720
                                                  -------------
                                                      2,236,825
                                                  -------------
      Real Estate Investment
       Trust-Diversified (8.2%)
       2,700   Colonial Properties
                Trust                                    86,373
       4,300   Entertainment
                Properties Trust                         87,505
       8,000   Istar Financial, Inc.                    207,040
      11,900   Liberty Property Trust                   349,265
      13,400   Vornado Realty Trust                     571,644
      29,500   Winston Hotels, Inc.                     241,900
                                                  -------------
                                                      1,543,727
                                                  -------------
      Real Estate Investment
       Trust-Hotels (8.3%)
      20,300   Felcor Suite Hotels, Inc.                363,979
      16,500   Host Marriott
                Corporation                             166,485
      11,000   Innkeepers USA
                Trust                                   113,850
      15,800   Meristar Hospitality
                Corporation                             222,780
      20,500   Starwood
                Hotels & Resorts
                Worldwide, Inc.                         702,125
                                                  -------------
                                                      1,569,219
                                                  -------------
      Real Estate Investment
       Trust-Office Property (24.0%)
      20,100   Arden Realty, Inc.                       539,283
      11,600   Boston Properties, Inc.                  425,024
       6,500   Brandywine Realty
                Trust                                   137,020
      23,000   Carramerica Realty
                Corporation                             676,660
      29,200   Equity Office
                Properties Trust                        840,668
       5,000   Glenborough Realty
                Trust, Inc.                              99,850
      19,300   Highwoods Properties,
                Inc.                                    512,415
       4,700   Kilroy Realty
                Corporation                             119,380

              See accompanying notes to investments in securities.

                                                                                          MARKET
SHARES                                                                                    VALUE(a)
------                                                                                    --------
      14,900   Prentiss Properties
                Trust                                                                 $    417,498
      18,400   Reckson Associates
                Realty Corporation                                                         424,672
       2,826   Reckson Associates
                Realty Corporation B                                                        69,124
       8,300   SL Green Realty
                Corporation                                                                262,695
                                                                                      ------------
                                                                                         4,524,289
                                                                                      ------------
      Real Estate Investment
       Trust-Shopping Centers (18.5%)
       5,600   CBL & Associates
                Properties, Inc                                                            189,000
       9,500   Chelsea Property
                Group, Inc.                                                                481,935
      25,200   Developers Diversified
                Realty Corporation                                                         481,320
       6,100   General Growth
                Properties, Inc.                                                           247,050
      14,850   Kimco Realty
                Corporation                                                                453,222
      14,000   Mid-Atlantic Realty
                Trust                                                                      205,800
       5,500   Mills Corporation                                                           150,205
       5,300   Pan Pacific Retail
                Properties, Inc.                                                           152,004
      24,900   Simon Property
                Group, Inc.                                                                754,221
      13,400   The Rouse Company                                                           383,240
                                                                                      ------------
                                                                                         3,497,997
                                                                                      ------------
      Real Estate Investment Trust-
       Warehouse/Industrial (14.2%)
      16,700   AMB Property
                Corporation                                                                427,687
      16,600   First Industrial Realty
                Trust                                                                      508,292
      20,900   P.S. Business Parks,
                Inc.                                                                       641,630
      42,500   Prologis Trust                                                              918,425
       5,300   Public Storage, Inc.                                                        194,033
                                                                                      ------------
                                                                                         2,690,067
                                                                                      ------------
Total common stock
  (cost: $16,444,402)                                                                   18,281,116
                                                                                      ------------
SHORT-TERM SECURITIES (5.0%)
      83,925   Federated Prime Obligation Fund, current rate 1.980%                         83,925
       1,444   Provident Institutional Fund-TempFund Portfolio, current rate 1.897%          1,444
     861,815   Wells Fargo & Company-Cash Investment Fund I, current rate 1.950%           861,815
                                                                                      ------------
               Total short-term securities (cost: $947,184)                                947,184
                                                                                      ------------
               Total investments in securities (cost: $17,391,586) (d)                 $19,228,300
                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 3.29 % of net assets in foreign securities as of January 31, 2002.
(d) At January 31, 2002 the cost of securities for federal income tax purposes was $17,735,786. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                  $ 1,631,397
      Gross unrealized depreciation                                     (138,883)
                                                                     -----------
      Net unrealized appreciation                                    $1, 492,514
                                                                     ===========

              See accompanying notes to investments in securities.

                                            ADVANTUS Real Estate Securities Fund
                                             Statement of Assets and Liabilities
                                                                JANUARY 31, 2002
                                                                     (UNAUDITED)

                                             ASSETS

Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $17,391,586) (a)                         $19,228,300
Receivable for Fund shares sold                                                   15,067
Receivable for investment securities sold                                        100,539
Accrued interest receivable                                                          979
Dividends receivable                                                              26,128
Collateral for securities loaned (note 5)                                      2,115,518
Other receivables                                                                    417
                                                                             -----------
    Total assets                                                              21,486,948
                                                                             -----------
                                             LIABILITIES

Payable for investment securities purchased                                      398,239
Payable for Fund shares redeemed                                                  62,213
Payable to Adviser                                                                23,495
Withholding payable                                                                  108
Payable upon return of securities loaned (note 5)                              2,115,518
                                                                             -----------
    Total liabilities                                                          2,599,573
                                                                             -----------
Net assets applicable to outstanding capital stock                           $18,887,375
                                                                             ===========
Represented by:
 Capital stock - authorized 10 billion shares (Class A - 2
 billion shares, Class B - 2 billion shares, Class C - 2
 billion shares and 4 billion shares unallocated) of $.01
 par value                                                                   $    16,968
 Additional paid-in capital                                                   17,476,776
 Undistributed net investment income                                              17,059
 Accumulated net realized losses from investments                               (460,142)
 Unrealized appreciation on investments                                        1,836,714
                                                                             -----------
    Total - representing net assets applicable to outstanding capital stock  $18,887,375
                                                                             ===========
Net assets applicable to outstanding Class A shares                          $18,805,011
                                                                             ===========
Net assets applicable to outstanding Class B shares                          $    82,364
                                                                             ===========
Shares outstanding and net asset value per share:
 Class A - Shares outstanding 1,689,428                                      $     11.13
                                                                             ===========
 Class B - Shares outstanding 7,412                                          $     11.11
                                                                             ===========


----------
(a)  Including securities on loan of $2,040,725

                See accompanying notes to financial statements.

ADVANTUS Real Estate Securities Fund
Statement of Operations
PERIOD FROM AUGUST 1, 2001 TO JANUARY 31, 2002
(UNAUDITED)

Investment income:
   Interest                                                                            $  7,490
   Dividends                                                                            435,864
   Income for securities lending activities                                               1,227
                                                                                       --------
        Total investment income                                                         444,581
                                                                                       --------
Expenses (note 4):
   Investment advisory fee                                                               66,232
   Rule 12b-1 fees - Class A                                                             22,060
   Rule 12b-1 fees - Class B                                                                 51
   Administrative services fee                                                           30,600
   Transfer agent fees                                                                    2,651
   Custodian fees                                                                         4,803
   Auditing and accounting services                                                       6,900
   Legal fees                                                                             3,982
   Directors' fees                                                                          144
   Registration fees                                                                     24,000
   Printing and shareholder reports                                                       7,023
   Insurance                                                                                975
   Other                                                                                    760
                                                                                       --------
        Total expenses                                                                  170,181
                                                                                       --------
   Less fees and expenses waived or absorbed by Adviser and Distributor:
      Class A Rule 12b-1 fees                                                           (13,236)
      Other waived fees                                                                 (24,422)
                                                                                       --------
        Total fees and expenses waived or absorbed                                      (37,658)
                                                                                       --------
        Total net expenses                                                              132,523
        Investment income - net                                                         312,058
                                                                                       --------
   Net realized losses on investments (note 3)                                         (387,566)
   Net change in unrealized appreciation or depreciation on investments                 724,243
                                                                                       --------
        Net gains on investments                                                        336,677
                                                                                       --------
Net increase in net assets resulting from operations                                   $648,735
                                                                                       ========

                 See accompanying notes to financial statements.

                                            ADVANTUS Real Estate Securities Fund
                                             Statements of Changes in Net Assets
     PERIOD FROM AUGUST 1, 2001 TO JANUARY 31, 2002 AND YEAR ENDED JULY 31, 2001
                                                                     (UNAUDITED)

                                                                                      2002                 2001
                                                                                      ----                 ----
Operations:
   Investment income - net                                                          $   312,058        $   591,346
   Net realized gain (loss) on investments                                             (387,566)         1,369,807
   Net change in unrealized appreciation or depreciation
      on investments                                                                    724,243           (615,603)
                                                                                    -----------        -----------
        Increase in net assets resulting from operations                                648,735          1,345,550
                                                                                    -----------        -----------
Distributions to shareholders from:
   Investment income - net:
      Class A                                                                          (294,823)          (630,000)
      Class B                                                                              (177)                 -
   Net realized gains on investments:
      Class A                                                                        (1,186,439)                 -
      Class B                                                                              (753)                 -
                                                                                    -----------        -----------
        Total distributions                                                          (1,482,192)          (630,000)
                                                                                    -----------        -----------
Capital share transactions: (notes 4 and 6):
   Proceeds from sales:
      Class A                                                                         3,817,490          6,869,380
      Class B                                                                            81,801                  -
   Proceeds from issuance of shares as a result of reinvested dividends:
      Class A                                                                           974,030            351,840
      Class B                                                                               929                  -
   Payments for redemption of shares:
      Class A                                                                        (2,489,326)        (2,304,948)
                                                                                    -----------        -----------
        Increase in net assets from capital share transactions                        2,384,924          4,916,272
                                                                                    -----------        -----------
        Total increase in net assets                                                  1,551,467          5,631,822
Net assets at beginning of period                                                    17,335,908         11,704,086
                                                                                    -----------        -----------
Net assets at end of period (including undistributed net investment
   income of $17,059 and $0, respectively)                                          $18,887,375        $17,335,908
                                                                                    ===========        ===========

                See accompanying notes to financial statements.

ADVANTUS Real Estate Securities Fund
Notes to Financial Statements
JANUARY 31, 2002

(1)  ORGANIZATION

     Advantus Real Estate Securities Fund, Inc. (the Fund) was incorporated on September 25, 1998. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek total return through a combination of capital appreciation and current income.

     The Fund currently issue two classes of shares (Class A and Class B). Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to contingent deffered sales charge payable upon redemption if redeemed whitin six years of purchase. Class B shares are subject to a higher Rule 12b-1 fee than Class A shares. Class B shares automatically converts to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B.

     The Fund commenced operations on February 1, 1999. On February 25, 1999, the shares became effectively registered under the Securities Exchange Act of 1933. Prior to February 25, 1999, Securian Financial Group cumulatively purchased 514,002 Class A shares for $5,150,000. On November 30, 2001, Securian purchased 866 Class B shares for $10,000.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended January 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $12,731,411 and $11,443,169 respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital acts as investment adviser and manager for the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .75 percent.

     The Fund has adopted a Plan of Distribution applicable to Class A shares and Class B, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B Plan provides for a fee up to 1.00 percent of average daily net assets of Class B shares. The Class B 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .10 percent. Securian waived Class A Rule 12b-1 fees in the amount of $13,236 for the period ended January 31, 2002.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, effective December 1, 2001, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder sevices fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative services fee is equal to $5,100 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended January 31, 2002, Advantus Capital voluntarily agreed to absorb $24,422 in expenses which were otherwise payable by the Fund.

     Organizational expenses, including legal fees and initial registration fees in the amount of $52,000, were incurred in connection with the start up and initial registration of the fund. These expenses were paid by Advantus Capital. The Fund does not intend to reimburse Advantus Capital for these costs.

     For the period ended January 31, 2002, sales charges received by Securian for distributing the Fund's Class A shares amounted to $18,026.

     As of January 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                   NUMBER OF SHARES         PERCENTAGE OWNED
                                                   ----------------         ----------------
Class A                                                  1,569,577                  92.9%

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,723.

(5)  STOCK SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At January 31, 2002, the collateral has been invested in cash equivalents and repurchase agreements and must be 102 percent of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At January 31, 2002, securities valued at $2,040,725 were on loan to brokers and the Fund had $2,115,518 in cash as collateral.

(6)  CAPITAL SHARE TRANSACTIONS

     Transactions in Class A shares for the period ended January 31, 2002, and the year ended July 31, 2001 for Class A and November 30, 2001 (commencement of operations) to January 31, 2002 for Class B were as follows:

                                                              CLASS A             CLASS B
                                                      -----------------------   ----------
                                                        2002          2001         2002
                                                        ----          ----         ----
Sold                                                    335,706       621,574       7,327
Issued for reinvested distributions                      88,800        32,451          85
Redeemed                                               (220,902)     (210,066)          -
                                                       --------      --------      ------
                                                        203,604       443,959       7,412
                                                       ========      ========      ======

(7)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                CLASS A                                  CLASS B
                                                    --------------------------------------------------------------   -------------
                                                    PERIOD FROM                                      PERIOD FROM       PERIOD FROM
                                                     AUGUST 1,                                      FEBRUARY 25,      NOVEMBER 30,
                                                      2001 TO             YEAR ENDED JULY 31,        1999(d) TO        2001(d) TO
                                                    JANUARY 31,      ----------------------------     JULY 31,         JANUARY 31,
                                                       2002             2001             2000           1999              2002
                                                    ------------     ----------     -------------   ------------      ------------
Net asset value, beginning of period                  $ 11.67        $ 11.23           $ 10.25         $10.02            $11.65
                                                      -------        -------           -------         ------            ------
Income from investment operations:
           Net investment income                          .20            .51               .43            .18               .14
           Net gains on securities
                     (both realized and unrealized)       .24            .47              1.00            .31             11.92
                                                      -------        -------           -------         ------            ------
                     Total from investment operations     .44            .98              1.43            .49             12.06
                                                      -------        -------           -------         ------            ------
Less distributions:
           Dividends from net
                     investment income                   (.19)          (.54)             (.41)          (.18)             (.16)
           Distributions from net
                     realized gains                      (.79)            --              (.04)            --              (.79)
           Excess distributions of net
                     investment income                     --             --                --           (.08)               --
                                                      -------        -------           -------         ------            ------
                     Total distributions                 (.98)          (.54)             (.45)          (.26)             (.95)
                                                      -------        -------           -------         ------            ------
Net asset value, end of period                        $ 11.13        $ 11.67           $ 11.23         $10.25            $11.11
                                                      =======        =======           =======         ======            ======
Total return (a)                                         3.98%          9.10%            14.89%          4.78%             3.73%
Net assets, end of period
           (in thousands)                             $18,805        $17,336           $11,704         $6,113            $   82
Ratio of expenses to average
           daily net net assets (c)                       .50%(b)       1.50%             1.50%          1.50%(b)           .28%(b)
Ratio of net investment income (loss)
           to average daily net assets (c)               1.19%(b)       4.29%             4.26%          4.09%(b)           .05%(b)
Portfolio turnover rate (excluding
           short-term securities)                        67.2%         173.1%            116.8%          51.5%             67.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Distributor and Adviser voluntarily waived and absorbed $37,658, $66,895, $99,980 and $49,930 in expenses for the period ended January 31, 2002, and the years ended July 31, 2001, 2000 and the period fom February 25,1999, date shares were effectively registered, to July 31, 1999, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been .65%, 1.99%, 2.72% and 3.49%, respectively, and the ratio of net investment income to average daily net assets would have been 1.04%, 3.81%, 3.04% and 2.10%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been .37% and the ratio of net investment income to average daily net assets would have been (.04)%.
(d)  Date shares were effectively registered.

                                                Directors and Executive Officers

     Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

     The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                             POSITION WITH FUND
NAME, ADDRESS(1)                             AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
AND AGE                                      TIME SERVED                                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
William N. Westhoff                          President and                                President, Treasurer and Director,
Age: 54                                      Director since                               Advantus Capital Management, Inc.;
                                             July 23, 1998                                Senior Vice President and Treasurer,
                                                                                          Minnesota Life Insurance Company;
                                                                                          President, MCM Funding 1997-1, Inc.
                                                                                          and MCM Funding 1998-1, Inc.
                                                                                          (entities holding legal title to
                                                                                          mortgages beneficially owned by
                                                                                          certain clients of Advantus Capital);
                                                                                          Senior Vice President, Global
                                                                                          Investments, American Express
                                                                                          Financial Corporation, Minneapolis,
                                                                                          Minnesota, from August 1994 to
                                                                                          October 1997


                                       16

Frederick P. Feuerherm                       Vice President,                              Vice President, Assistant Secretary and
Age: 55                                      Director and                                 Director, Advantus Capital
                                             Treasurer since                              Management, Inc.; Vice President,
                                             July 13, 1994                                Minnesota Life Insurance Company;
                                                                                          Vice President and Director, MIMLIC
                                                                                          Funding, Inc. (entity holding legal
                                                                                          title to bonds beneficially owned by
                                                                                          certain clients of Advantus Capital);
                                                                                          Vice President and Assistant Secretary,
                                                                                          MCM Funding 1997-1, Inc. and
                                                                                          MCM Funding 1998-1, Inc. (entities
                                                                                          holding legal title to mortgages
                                                                                          beneficially owned by certain clients
                                                                                          of Advantus Capital)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                              Director since                               Retired, Vice President and Treasurer
Age: 74                                      October 22, 1985                             of Minnesota Mining and Manufacturing
                                                                                          Company (industrial and consumer products)
                                                                                          through June 1989

Charles E. Arner                             Director since                               Retired, Vice Chairman of The First
Age: 79                                      April 30, 1986                               National Bank of Saint Paul from
                                                                                          November 1983 through June 1984;
                                                                                          Chairman and Chief Executive Officer
                                                                                          of The First National Bank of Saint
                                                                                          Paul from October 1980 through
                                                                                          November 1983

Ellen S. Berscheid                           Director since                               Regents' Professor of Psychology at
Age: 65                                      October 22, 1985                             the University of Minnesota
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Radmer                            Secretary since                              Partner with the law firm of
Dorsey & Whitney LLP                         April 16, 1998                               Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

     The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

                                                            Shareholder Services

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $11.6 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]
                                  ADVANTUS(TM)
                                FAMILY OF FUNDS


                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838
                                 3010-2002-1195N

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098


ADDRESS SERVICE REQUESTED



PRESORTED STANDARD
U.S. POSTAGE PAID
  ST. PAUL, MN
 PERMIT NO. 3547








F.53980 Rev. 3-2002